UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On August 26, 2025, Reliance Global Group, Inc. (the “Company”) entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “Registration Rights Agreement,” and together with the Common Stock Purchase Agreement, the “White Lion Agreements”) with White Lion Capital, LLC (“White Lion”). Capitalized terms used but not defined herein shall have the meaning assigned to them in the Common Stock Purchase Agreement and the Registration Rights Agreement, as applicable.

Pursuant to the Common Stock Purchase Agreement, during the commitment period and following the effectiveness of a resale registration statement on Form S-1 registering the shares issuable to White Lion in accordance with the Registration Rights Agreement, the Company has the right, but not the obligation, to require White Lion to purchase, from time to time, up to an aggregate of $10,000,000 of newly issued shares of the Company’s common stock, par value $0.086 per share (the “Common Stock”), subject to certain limitations and conditions, including the Exchange Cap and the Beneficial Ownership Limitation, each as described below.

Each purchase by White Lion will be made pursuant to a written purchase notice delivered by the Company. The purchase price per share for each purchase will be equal to the lowest traded price of the Common Stock during the three-hour “Valuation Period” commencing immediately upon White Lion’s written acknowledgement of receipt of the applicable purchase notice. Closing for each purchase occurs on the next business day following the purchase notice date, provided that the Investor has received the applicable Purchase Notice Shares as DWAC Shares by the Closing Date, and other closing conditions are met. The Common Stock to be sold must be DWAC-eligible, and trading in the Common Stock must not be suspended or halted at the time of purchase.

The Common Stock Purchase Agreement contains an “Exchange Cap” prohibiting the issuance of more than 19.99% of the Company’s outstanding Common Stock as of the execution date unless stockholder approval is obtained or, if at the time the cap is reached and thereafter, the average price paid for all shares issued under the agreement equals or exceeds $0.9196 (the “Minimum Price”) in accordance with the rules of the Nasdaq Stock Market LLC. The Common Stock Purchase Agreement also includes a “Beneficial Ownership Limitation” that prevents White Lion from acquiring shares that would result in White Lion beneficially owning more than 4.99% of the outstanding Common Stock (which White Lion may increase to 9.99% upon 61 days’ prior written notice). To the extent that the Beneficial Ownership Limitation is exceeded, the number of shares of Common Stock issuable to White Lion shall be reduced void ab initio so it does not exceed the Beneficial Ownership Limitation.

The commitment period under the Common Stock Purchase Agreement commences on August 26, 2025 and ends on the earlier of (i) the date on which the full $10,000,000 commitment has been purchased or (ii) December 31, 2027, subject to earlier termination upon certain events, including certain bankruptcy-related events, as described in the Common Stock Purchase Agreement. The Company also agreed to pay a one-time $10,000 document preparation fee.

The Common Stock Purchase Agreement contains customary representations and warranties of the Company, on the one hand, and the Purchasers, on the other hand, and customary conditions to closing. In addition, in consideration for White Lion’s commitment, the Company agreed to issue to White Lion shares of Common Stock valued in the aggregate at $100,000 (the “Commitment Shares”), issued in two tranches of $50,000 each, with the number of shares in each tranche determined by dividing $50,000 by the Nasdaq Official Closing Price on specified valuation dates, as described in the Common Stock Purchase Agreement. The Commitment Shares are fully earned as of August 26, 2025 and will be included for resale in the Company’s registration statement, subject to the Exchange Cap and Beneficial Ownership Limitation mechanics.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company agreed to file, within ten (10) business days after August 26, 2025, an initial registration statement on Form S-1 registering the resale by White Lion of the maximum number of registrable securities permitted by SEC rules, regulations and interpretations, and to use commercially reasonable best efforts to cause such registration statement to be declared effective as soon as reasonably practicable and to keep it effective during the applicable registration period, subject to customary suspension provisions. The Registration Rights Agreement also addresses customary matters, including prospectus supplements following purchases, blue sky matters, investor information, and indemnification.

The foregoing summaries of the Common Stock Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Common Stock Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Commitment Shares and the Company’s right to sell shares of Common Stock to White Lion pursuant to the Common Stock Purchase Agreement is incorporated by reference into this Item 3.02. The shares of Common Stock to be issued to White Lion under the Common Stock Purchase Agreement, including the Commitment Shares, are being offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D thereunder, among other available exemptions, based in part on representations from White Lion that it is an accredited investor and that the offering is being conducted without general solicitation or general advertising.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Common Stock Purchase Agreement, dated as of August 26, 2025, by and between Reliance Global Group, Inc. and White Lion Capital, LLC
10.2	Registration Rights Agreement, dated as of August 26, 2025, by and between Reliance Global Group, Inc. and White Lion Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: August 27, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer